                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         Newnan Coweta Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                 (NEWNAN COWETA BANK TOP PORTION OF LETTERHEAD)

                                 April 29, 2002

Dear Shareholder:

     On behalf of the Board of Directors and Management of Newnan Coweta Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Wednesday, May 29, 2002, at 7:30 a.m. at Newnan Coweta Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263.

     At the Annual Meeting shareholders will consider and vote upon the election of seven directors and the ratification of the appointment of the Company's independent auditors.

     The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

     A form of proxy is enclosed, and you are urged to complete, sign and return it to Newnan Coweta Bancshares, Inc. as soon as possible in the enclosed, postage-prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Newnan Coweta Bancshares, Inc. prior to or at the time of the Annual Meeting.

     Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

                                         Sincerely,

                                         /s/ James B. (Bucky) Kimsey
                                         James B. Kimsey
                                         President and Chief Executive Officer

                         WE URGE YOU TO GRANT A PROXY.
           YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign, date, and return the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than May 21, 2002. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

               (NEWNAN COWETA BANK BOTTOM PORTION OF LETTERHEAD)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................    1
Outstanding Voting Securities of the Company and Principal
  Holders Thereof...........................................    1
  Section 16(a) Beneficial Ownership Reporting Compliance...    3
Proposal No. 1 Election of Directors........................    3
  Information Concerning the Nominee Directors..............    4
  Information Concerning the Incumbent Directors............    5
  Meetings and Committees of the Board of Directors.........    7
  Audit Committee Report....................................    8
  Certain Relationships and Related Transactions............    8
Compensation of Executive Officers and Directors............    9
  Summary Compensation Table................................    9
  Stock Option Grants and Related Information...............    9
  Employment Contracts, Termination of Employment and
     Change-in-Control Arrangements.........................   10
  Director Compensation.....................................   11
Proposal No. 2 Ratification of Independent Public
  Accountants...............................................   11
  Audit Fees................................................   11
  Financial Information Systems Design and Implementation
     Fees...................................................   11
  All Other Fees............................................   12
Other Matters...............................................   12
Voting Requirements.........................................   12
Shareholder Proposals.......................................   12
Annual Report on Form 10-KSB................................   13
Available Information.......................................   13

                         NEWNAN COWETA BANCSHARES, INC.

                             ---------------------

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

TIME:                          7:30 a.m. Wednesday, May 29, 2002

PLACE: Newnan Coweta Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263

RECORD DATE:                   Holders of our common stock at the close of
                               business on April 22, 2002 are entitled to vote

MATTERS TO BE VOTED ON:        - Election of five Class I directors each to
                                 serve a three-year term, election of one Class III director to serve for a two-year term, and election of one Class II director to serve for a one-year term;

                               - Ratification of the appointment of Mauldin &
                                 Jenkins, LLC as the Company's independent auditor; and

                               - Any other business properly before the meeting
                                 and any adjournment of it.

                         WE URGE YOU TO GRANT A PROXY.
           YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign, date, and return the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than May 21, 2002. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

            This notice of meeting and accompanying proxy statement are first being sent to our shareholders on or about April 29, 2002.

                         NEWNAN COWETA BANCSHARES, INC.
                    145 MILLARD FARMER INDUSTRIAL BOULEVARD
                             NEWNAN, GEORGIA 30263
                                 (770) 683-6222
                             ---------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 2002
                             ---------------------

GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Newnan Coweta Bancshares, Inc., a Georgia corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at 7:30 a.m., local time, on Wednesday, May 29, 2002, at Newnan Coweta Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263, and at any and all adjournments or postponements thereof (the "Annual Meeting").

     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors, "FOR" ratification of the appointment of Mauldin & Jenkins, LLC as the Company's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Newnan Coweta Bancshares, Inc., P.O. Box 71699, Newnan, Georgia 30271, Attention: Karen P. Duffey.

     The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company or its subsidiary -- Newnan Coweta Bank (the "Bank") -- who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's Common Stock (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

     This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about April 29, 2002. A copy of the Company's annual report on Form 10-KSB accompanies this Proxy Statement.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                         AND PRINCIPAL HOLDERS THEREOF

     The Company is authorized to issue up to 5,000,000 shares of Common Stock. At April 22, 2002, the Company had 900,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the close of business on April 22, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

     The following table sets forth certain information with respect to the beneficial ownership, as of April 22, 2002, of shares of Common Stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (b) each of the Company's directors, (c) the Company's President and Chief Executive Officer and (d) all directors of the Company and the Company's President and Chief Executive Officer as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

NAME OF BENEFICIAL OWNER                                       AMOUNT AND
DIRECTOR = D                                                     NATURE
OFFICER = O                                                   OF BENEFICIAL        PERCENT OF
5% SHAREHOLDER = S                                            OWNERSHIP(1)          CLASS(1)
------------------------                                      -------------        ----------
Robert E. Cordle, Jr.(D)....................................      15,000              1.62%
Joe S. Crain, Jr.(D)........................................      25,100(2)           2.71%
Douglas T. Daviston(D)......................................      25,000              2.69%
Otis F. Jones, III(D).......................................      20,000(2)(3)        2.16%
James B. Kimsey(D, O).......................................      17,600(2)(4)        1.90%
David LaGuardia(D)..........................................      42,600(2)           4.59%
Bob B. Mann, Jr.(D).........................................      22,600(2)           2.44%
Theo D. Mann(D).............................................      55,200(5)           5.95%
Dennis H. McDowell(S)(6)....................................      64,920              7.11%
Dennis H. McDowell, II(D)...................................      20,498              2.21%
J. Walker Moody(D)..........................................      27,600(2)           2.98%
James Van S. Mottola(D).....................................      42,600(2)           4.59%
Melvin Samuels(D)...........................................       1,667(7)           0.18%
Donald L. Sprayberry, Jr.(D)................................      27,600(2)           2.98%
Jennifer J. Thomasson(D)....................................           0              0.00%
Woodie T. Wood, Jr.(D)......................................      20,000              2.16%
All directors and executive officers as a group (17
  persons)..................................................     363,065             38.83%

---------------

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(2) With respect to Messrs. Crain, Jones, Kimsey, LaGuardia, B. Mann, Moody, Mottola and Sprayberry, beneficial ownership as reported in the table includes 2,600 shares of the Company's Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable or will become exercisable within the next 60 days.
(3) Includes 2,100 shares held in Mr. Jones' IRA account, 2,000 shares held by Mr. Jones' wife and 4,000 shares held by Mr. Jones as custodian for his children.
(4) Includes 9,000 shares of the Company's Common Stock that may be acquired upon the exercise of incentive stock options that are exercisable or will become exercisable within the next 60 days.
(5) With respect to Mr. Theo Mann, beneficial ownership as reported in the table includes 5,200 shares of the Company's Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable or will become exercisable within the next 60 days, 2,000 of the Company's Common Stock held in trust for Mr. Mann's minor children with Mr. Mann serving as trustee, 10,000 shares of the Company's Common Stock held in a unified residual trust for R.S. Mann, Jr. with Mr. Mann serving as co-trustee, 10,000 shares of the Company's Common Stock held in the name of Mann & Wooldridge, P.C. Profit Sharing Plan and Trust, and 1,000 shares held by Mr. Mann's wife.
(6) Mr. McDowell's address is 227 West Lakeshore Drive, Carrollton, Georgia
    30117.
(7) Includes 667 shares of the Company's Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable or will become exercisable within the next 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the Commission. The Initial Statements of Beneficial Ownership (Forms 3) for Dennis
H. McDowell, II, Robert E. Cordle, Jr. and Jennifer J. Thomasson were filed on March 26, 2002. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all other Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with in a timely manner during the year ended December 31, 2001.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Action will be taken at the Annual Meeting for the election of five Class I directors each to serve for a three-year term, one Class III director to serve for a two-year term, and one Class II director to serve for a one-year term. Notwithstanding the foregoing terms, each director will serve until his or her successors have been duly elected and qualified.

     The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three Classes: Class I, Class II, and Class III which shall be as nearly equal in number as possible. When the Company was incorporated in 2001, each Class I director was elected to an initial term of one year, each Class II director was elected to an initial term of two years and each Class III director was elected for an initial term of three years. Upon the expiration of these initial terms, the directors of each Class will be elected for terms of three years, and each director will serve until the election and qualification of his or her successor or until his or her earlier resignation, death or removal from office.

     In accordance with the Company's Articles of Incorporation, all Class I directors are up for election. The Board of Directors has nominated Joe S. Crain, Jr., Otis F. Jones, III, James B. Kimsey and Melvin Samuels for election as Class I directors for terms expiring at our 2005 annual shareholder meeting.

     The Company's bylaws provide that the Board shall consist of not less than five nor more than twenty-five directors. The number of directors may be fixed or changed from time to time, within the minimum and maximum, by the Shareholders by the affirmative vote of the majority of the issued and outstanding shares entitled to vote in an election of directors, or by the Board of Directors by the affirmative vote of a majority of the directors then in office.

     The Company's Articles of Incorporation named twelve initial directors (four in each Class). During 2001 the Board of Directors increased the number of directors from twelve to fifteen and filled these vacancies by electing Dennis
H. McDowell, II, Robert E. Cordle, Jr. and Jennifer J. Thomasson to the Board of Directors. The Company's bylaws provide that any directorship filled by reason of an increase in the number of directors may be filled by the Board of Directors only for a term continuing until the next election of directors by the shareholders. The Board of Directors has nominated Mr. McDowell, Mr. Cordle and Ms. Thomasson for election as directors. Should they be elected, Mr. McDowell will become a Class I director with a three-year term expiring at the 2005 annual shareholders' meeting, Mr. Cordle will become a Class II director with a one-year term expiring at the 2003 annual meeting, and Ms. Thomasson will become a Class III director with a two-year term expiring at the 2004 annual meeting.

     If a proxy is executed in any manner unless it is marked to withhold authority to vote for the election of a particular director, the persons named in the enclosed proxy form will vote such proxy for the election of each of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

INFORMATION CONCERNING THE NOMINEE DIRECTORS

     The table and text below set forth certain information about the nominees, including such nominee's age (as of January 1, 2002), position with the Company and the Bank, and principal employment for the past five years.

NAME                                      AGE   CLASS          POSITION WITH THE COMPANY
----                                      ---   -----          -------------------------
Joe S. Crain, Jr........................  36       I    Director
Otis F. Jones, III......................  36       I    Director
James B. Kimsey.........................  49       I    Director, President, Chief Executive
                                                        Officer
Melvin Samuels..........................  50       I    Director
Dennis H. McDowell, II..................  30       I    Director
Robert E. Cordle, Jr....................  45      II    Director
Jennifer J. Thomasson...................  38     III    Director

     Joe S. Crain, Jr. Since June 8, 1988, Mr. Crain has served as Vice President of Crain Oil Company, Inc. He is also President and part owner of Joe
S. Crain, Jr., Inc., a transport and equipment company, and President and part owner of three businesses which are engaged in real estate investment -- Drifters, Inc. (convenience store), Golfview Associates, Inc. (residential lots), and Texas T, Inc. (convenience store). He is an active member of the Newnan Rotary Club, Jaycees, Newnan-Coweta Chamber of Commerce and First United Methodist Church. He is a graduate of Newnan High School and Valdosta State University, and has attended marketing courses offered through Phillips Petroleum. Mr. Crain has been a director of the Bank since 1999 and a director of the Company since 2001.

     Otis F. Jones, III. Since 1989, Mr. Jones has been employed with Matrix Insurance Agency and he has served as a partner in Matrix Insurance Agency since 1995. Mr. Jones was awarded Accredited Advisor of Insurance (AAI) designation in 1993. Mr. Jones is active in Central Baptist Church, served as past president of the Newnan Rotary Club and is currently serving on the Newnan-Coweta Chamber of Commerce Board of Directors. He is a graduate of Newnan High School and The University of Georgia. Mr. Jones has been a director of the Bank since 1999 and a director of the Company since 2001.

     James B. Kimsey. Mr. Kimsey serves as the President and Chief Executive Officer of the Bank. Mr. Kimsey has been a banking professional for over 23 years. From January, 1997, to March, 1999, Mr. Kimsey served as the Senior Vice President and Senior Loan Officer for the Bank of Coweta. He was President of the Community Banking Group of First Union National Bank from July, 1993, to January, 1997. Since 1998, Mr. Kimsey has been a shareholder in Golfview Associates, Inc. (real estate investment). Mr. Kimsey has served as an officer of Home Federal in Macon, Georgia and senior officer of Georgia Federal Bank, First Union Bank and Bank of Coweta. Mr. Kimsey's civic and community involvement include serving as an organizing member of 21st Century Coweta, serving on the board of trustees for United Way and serving on the board of trustees for the Newnan Historical Society. Mr. Kimsey graduated from Mercer University with a BA degree in 1974. He also attended the Institutes School of Banking and Marketing at the University of North Carolina at Chapel Hill in 1976 and has attended numerous credit and banking programs. Mr. Kimsey has been a director of the Bank since 1999 and a director of the Company since 2001. Mr. Kimsey also serves on the Board of Directors for the Summit YMCA and the State YMCA Board, the Board of Directors for the Newnan Country Club, Board of Directors for the Work Force Investors, and the Board of Directors for Emory University Urology. He is an active member of Central Baptist Church of Newnan.

     Melvin Samuels. Mr. Samuels has served as Manager of the Newnan office of the Department of Labor since 1994. He has been with the Department of Labor since April, 1977, and is active in several local and state committees including the Coweta County Employer Committee, the Business Education Community Partnership for the Chattahoochee-Flint Regional Development Committee and Coweta Vision 20/20. Mr. Samuels is currently serving as Chairman of the Board for New Hope Children's Village in Carrollton.

Mr. Samuels is a graduate of West Georgia College in Carrollton, Georgia. Mr. Samuels has been a director of the Bank since 1999 and a director of the Company since 2001.

     Dennis H. McDowell, II. Mr. McDowell is President of McDowell Construction specializing in residential construction. His firm has built over 200 homes in the last eleven years. Mr. McDowell resides in Carrollton, Georgia with his family. Mr. McDowell has been a director of the Bank since 2001 and a director of the Company since 2001.

     Robert E. Cordle, Jr. Mr. Cordle is a partner of the accounting firm Geeslin, Cordle, Johnson and Wetherington, LLP in Newnan, Georgia. He has 18 years of public accounting experience with expertise in business consulting, business development and estate planning and preservation. Mr. Cordle is currently serving as the chairman of 21st Century Coweta and is a member of the Newnan Development Authority. He is an active deacon of the First Baptist Church of Newnan. Mr. Cordle has been a director of the Bank since 2001 and a director of the Company since 2001.

     Jennifer J. Thomasson. From 1993 until 2001 Ms. Thomasson was employed by Myrtle Holdings, Inc., where her responsibilities included administering employee payroll, payroll taxes, employee benefits and writing sales proposals for the company. She currently serves as Secretary of the company. In 2001, Ms. Thomasson participated in the formation of JJT, LLC through which she purchased a franchise location of Huntington Learning Center, where she currently serves as Regional Director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SEVEN NOMINEES DESCRIBED ABOVE AS DIRECTORS OF THE COMPANY.

INFORMATION CONCERNING THE INCUMBENT DIRECTORS

     The table and text below set forth certain information about the Company's incumbent directors, including such director's age (as of January 1, 2002), position with the Company and the Bank, and principal employment for the past five years.

NAME                                      AGE   CLASS          POSITION WITH THE COMPANY
----                                      ---   -----          -------------------------
Bob B. Mann, Jr.........................  48      II    Director
J. Walker Moody.........................  58      II    Director
Donald L. Sprayberry, Jr................  43      II    Director
Woodie T. Wood, Jr......................  40      II    Director
Douglas T. Daviston.....................  60     III    Director
David LaGuardia.........................  41     III    Director
Theo D. Mann............................  52     III    Director
James Van S. Mottola....................  48     III    Chairman of the Board of Directors

     Dr. Bob Baker Mann, Jr. Since July, 1984, Dr. Mann has been engaged in the practice of urology with the PAPP Clinic group. He has served as President of PAPP Clinic since October, 1997. Since 1987, Dr. Mann has been a stockholder in PARE Corporation and Happy Valley Development Corp., both of which engage in real estate. Dr. Mann is a current member of the Board of Trustees of Newnan Hospital and an active member of Central Baptist Church. Dr. Mann graduated from Emory University in 1975 and graduated from Emory Medical School in 1979. Dr. Mann has been a director of the Bank since 1999 and a director of the Company since 2001.

     J. Walker Moody. Mr. Moody developed Orchard Hill Golf Club in 1990 and continues to serve as President, General Manager of Operations, and part owner. He is a member of the Newnan-Coweta Chamber of Commerce, 21st Century Coweta and is a member of Central Baptist Church. Mr. Moody is also an owner in Lower Fayetteville Ventures, Inc. (real estate development) and OutMed, LLC (various businesses). He is also a graduate of The University of Georgia. Mr. Moody has been a director of the Bank since 1999 and a director of the Company since 2001.

     Donald L. Sprayberry, Jr. Mr. Sprayberry has served as Vice President of Sprayberry's, Inc. (restaurant) for the past 18 years. From June, 1980, to June, 1982, Mr. Sprayberry was a staff accountant with

Mauldin & Jenkins, CPAs. He is a Trustee and member of the Board of Directors of Newnan Hospital and a member of the Newnan Coweta Chamber of Commerce and is a member of the First Methodist Church. Mr. Sprayberry is a graduate of The University of Georgia. Mr. Sprayberry has been a director of the Bank since 1999 and a director of the Company since 2001.

     Woodie T. Wood, Jr. Mr. Wood has served as President and has been the owner of Wood Properties & Investments, Inc. (real estate investment) since its inception in 1985. His real estate properties include apartments, single-family homes, office buildings and shopping centers. He served as Coweta County Deputy Sheriff from 1979 until 1985. Mr. Wood serves on the Business Occupation Tax Rate and Review Appeals Board, is a member of the Newnan Board of Realtors, a member of the Georgia Cattleman's Association, and is involved in numerous other civic and professional organizations. He is a graduate of Newnan High School, attended West Georgia College and graduated from Clayton County Police Academy. Mr. Wood has been a director of the Bank since 1999 and a director of the Company since 2001.

     Douglas T. Daviston. Mr. Daviston has served as owner and CEO of McKoon Funeral Home since 1986. He is managing partner of Forest Lawn Memorial Park. He is also owner of M&T Properties which is engaged in real estate. He is owner of West Georgia Crematory. He was the 1995-1996 President of the Georgia Funeral Directors Association. He has served as Advisory Board member of First South Bank, Board of Trustees member of Emory Peachtree Regional Hospital, Finance Committee at the First Baptist Church of Newnan, Board member of the Newnan-Coweta Chamber of Commerce, and Chairman of Leadership Coweta. He is currently a member of the First Baptist Church of Newnan, The Georgia Funeral Directors Association, Kiwanis Club of Newnan and various other civic and community organizations. After serving in the Army, Mr. Daviston attended the Kentucky School of Mortuary Science in 1967. Mr. Daviston has been a director of the Bank since 1999 and a director of the Company since 2001.

     David LaGuardia. Mr. LaGuardia co-founded AnestheCare, Inc. (anesthesia billing company) in 1984 and serves as Vice President. Mr. LaGuardia also served as Chief Financial Officer and a nurse anesthetist at Richard LaGuardia, P.C. from 1982 to 1984. Mr. LaGuardia founded OutMed, LLC in 1995 and serves as President. Mr. LaGuardia is an owner in several businesses: AnestheCare, Inc., Entrust, Inc. (real estate management), Happy Valley Development Corp. (real estate development), Pyramid Anesthesiology Group, Inc. (provides anesthesia billing and management services), Lower Fayetteville Ventures, Inc. (real estate partnership), Marquis Theatre Group, Inc. (real estate development), OutMed, LLC (various businesses), Parkway Ventures, Inc. (real estate investment), and T-Shirts & More, Inc. (retail t-shirts). He is a certified nurse anesthetist and serves on numerous boards including Coweta Vision 2020, Coweta Community Foundation, Pyramid Medical Management Group, Inc., and Georgia Rehabilitation Center. As a bank director (Bank of Coweta) from 1995 to 1999, he has served on the audit and executive committees. He received an associate degree from Macon Junior College, attended Mercer University and graduated from the Montgomery School of Anesthesia in Pennsylvania. Mr. LaGuardia has been a director of the Bank since 1999 and a director of the Company since 2001.

     Theo D. Mann. Mr. Mann has served as President, Director and a shareholder of the law firm of Mann & Wooldridge, PC for the past ten years. He has been a practicing attorney for over 24 years and serves on the U.S. Bankruptcy Court Panel of Trustees. Mr. Mann has been and/or is involved in various businesses:
President, Director and shareholder in 28 Jackson St., Inc. (real estate investment); Secretary, Director and shareholder in Happy Valley Development Corp. (real estate development); Assistant Secretary and shareholder in Flat Shoals, Inc. (real estate development); partner in Lake Coweta Associates (real estate development); Secretary/Treasurer and Director of Marco Polo Associates, Inc. (real estate); Member-manager of OutMed, LLC (various businesses); Director and Assistant Secretary of Peachtree Factory Center, Inc. (outlet mall development); and Secretary and Director of T-Shirts & More, Inc. (retail t-shirts). He is a member of the Newnan Rotary Club, First Baptist Church, 21st Century Coweta and is active in many other civic and community activities. From 1985 to 1995, Mr. Mann was an Advisory Director to Citizens & Southern National Bank/NationsBank in Newnan. Mr. Mann is a graduate of Newnan High School, Georgia Institute of Technology (B.I.E.) and The University of Georgia (J.D.). Mr. Mann has been a director of the Bank since 1999 and a director of the Company since 2001.

     James Van S. Mottola. Mr. Mottola has served as President and Qualifying Broker for Parks & Mottola, Inc. (real estate company) since it was organized in 1985. Mr. Mottola served on the Board of Directors of the Bank of Coweta from 1988 until February, 1999. Mr. Mottola was an organizing member of 21st Century Coweta, serves on the Board of Directors for Carroll Technical Institute, and is active in numerous other civic organizations. Mr. Mottola has been and/or is involved in various businesses including the following businesses: President of Happy Valley Development Corp. (real estate development); Secretary of Orchard Hills Golf, Inc. (golf course); Member-Manager and Member of the Executive Committee of OutMed, LLC (various businesses); Manager of Downtown Preservation Properties, LLC (real estate development); Secretary of Marquis Theatre Group, Inc. (real estate development); Secretary of Rocky Branch, Inc. (real estate development); Secretary of Rocky Branch II, Inc. (real estate development); Secretary of Flat Shoals, Inc. (real estate); President of Parkway Ventures, Inc. (real estate); President of Newnan By-Pass Associates, Inc. (real estate); and President of T-Shirts & More, Inc. (retail t-shirt store). Mr. Mottola is a graduate of The University of Georgia and serves as a member of the Board of Trustees of Clayton College and State University. Mr. Mottola has been a director of the Bank since 1999 and a director of the Company since 2001.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held two meetings during the fiscal year ended December 31, 2001. The Board of Directors of Newnan Coweta Bank held twelve meetings during the 2001 fiscal year. All directors of the Company and the Bank attended at least 75% of the total number of meetings held by the Board of Directors of the Company and the Bank and the committees on which such directors served during that period.

     The Company's Board of Directors has no established committees. The Bank's Board of Directors has seven standing committees: the Loan Committee; the Investment Committee; the Business Development and Marketing Committee; the Technology Committee; the Compensation Committee; the Long Range Planning Committee; and the Audit Committee. Each committee is described below.

     The Loan Committee, which consists of James Van S. Mottola, Joe S. Crain, Jr., Walker Moody, James B. Kimsey and Dennis H. McDowell, II, functions to ensure that policies are developed to govern lending activities and to ensure that these activities are conducted in accordance with these policies. The committee reviews loans that are $25,000 and above previously approved by bank management and approves loans over $750,000. The committee ensures that procedures are in place to identify problems early, recognize adverse trends, take appropriate corrective action and maintain an adequate allowance for loan and lease loss.

     The Investment Committee, which consists of Dr. Bob B. Mann, Jr., Donald Sprayberry, Jr., Douglas T. Daviston, and James B. Kimsey, functions to ensure policies are developed to oversee the investment and balance sheet management system and to ensure funding sources are adequate. The committee sets investment parameters and limits for the bank and interest rate risk parameters and takes immediate corrective action to ensure the capital adequacy, liquidity and interest rate risk position of the bank.

     The Business Development & Marketing Committee, which consists of David LaGuardia, Woodie T. Wood, Jr., Otis Jones, III, James B. Kimsey and Jennifer Thomasson, functions to evaluate business and service opportunities within the bank's delineated market. They help to identify prospects and approaches for obtaining new business. The committee reviews and approves the bank's marketing and advertising plan and assists in identifying new methods to promote the bank either through community involvement or direct financial participation.

     The Technology Committee, which consists of Joe S. Crain, Jr., James B. Kimsey, David LaGuardia, James Van S. Mottola, and Jennifer Thomasson, approves software and hardware purchases over $500 and works with the internal Executive Committee on other computer related purchases. The committee plans network related expansions and upgrades, reviews the disaster recovery and audit test plan and procedures and periodically reviews the security procedures for the bank's network, workstations and software packages. The committee also reviews reports on system security.

     The Compensation Committee, which consists of Otis F. Jones, III, James B. Kimsey, James Van S. Mottola, and David LaGuardia, monitors and approves the bank's salary administration. The Compensation Committee did not meet during 2001.

     The Long Range Planning Committee, which consists of Theo D. Mann, Joe S. Crain, Jr., Woodie T. Wood, Jr., and James B. Kimsey, functions as an advisor to bank management regarding long range planning issues including branch sites and products and services.

     The Audit Committee, which consists of Donald L. Sprayberry, Jr., Theo D. Mann, David LaGuardia, Melvin Samuels, and Robert E. Cordle, Jr., monitors compliance with Board policies, applicable laws and regulations. It has adopted a charter, which is attached as Appendix A. The committee meets with internal and external auditors on a regular basis to supervise the audit function, the hiring of personnel and ensuring that all audit personnel are fully qualified to audit the activities of the bank. The committee also monitors management's efforts to correct noted deficiencies. The Audit Committee met four times during 2001.

AUDIT COMMITTEE REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2001 with the Company's management. The committee has also discussed with Mauldin & Jenkins, LLC, their independent auditors, the matters required to be discussed by SAS 61.

     The Audit Committee has received the written disclosures and the letter from Mauldin & Jenkins, LLC required by Independence Standards board Standard No. 1 and has discussed with Mauldin & Jenkins, LLC, its independence.

     Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2001.

                                          The Audit Committee

                                          Donald L. Sprayberry, Jr.
                                          Theo D. Mann
                                          David LaGuardia
                                          Melvin Samuels
                                          Robert E. Cordle, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the directors and executive officers of the Company, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with Newnan Coweta Bank in the ordinary course of business during fiscal year 2001, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2001. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $2,718,000 at December 31, 2001.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for James B. Kimsey, the Company's President and Chief Executive Officer. No other executive officer of the Company or the Bank was paid $100,000 or more in salary and bonus during the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG TERM COMPENSATION
                                                                 ---------------------------------
                                       ANNUAL COMPENSATION               AWARDS
                                    --------------------------   -----------------------   PAYOUTS
                                                        OTHER    RESTRICTED   SECURITIES   -------
                                                       ANNUAL      STOCK      UNDERLYING    LTIP      ALL OTHER
                                     SALARY    BONUS   COMPEN-    AWARD(S)     OPTIONS/    PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)       ($)    SATION       ($)        SARS(#)       ($)         ($)
---------------------------  ----   --------   -----   -------   ----------   ----------   -------   ------------
James B. Kimsey..........    2001   $160,176     0        0           0         22,500        0         $2,964(1)
  President                  2000   $150,500     0        0           0              0        0         $2,964(1)
                             1999   $110,000     0        0           0              0        0              0

---------------

(1) Includes club dues.

                  STOCK OPTION GRANTS AND RELATED INFORMATION

     The following table sets forth the details of options granted to James B. Kimsey, the Company's President and Chief Executive Officer, during 2001. No options were exercised by Mr. Kimsey in 2001. The second table in this section shows the value of unexercised options.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

  INDIVIDUAL GRANTS

                                           NUMBER OF      % OF TOTAL
                                           SECURITIES    OPTIONS/SARS
                                           UNDERLYING     GRANTED TO
                                          OPTIONS/SARS   EMPLOYEES IN   EXERCISE OR BASE     EXPIRATION
NAME                                      GRANTED (#)    FISCAL YEAR      PRICE ($/SH)          DATE
----                                      ------------   ------------   ----------------   --------------
James B. Kimsey.........................     22,500          50%             $10.00        April 11, 2011

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                        OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                                                            YEAR-END                   FISCAL YEAR-END
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
James B. Kimsey..................................     4,500         18,000         $11,250        $45,000

---------------

(1) The options vest and become exercisable in five equal annual installments beginning on the date of grant. Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."
(2) The options have an exercise price of $10.00 per share and the fair market value of the Common Stock at the close of business on December 31, 2001, was $12.50 per share based on the price of the last trade of which management is aware as of such date.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     On March 7, 2000 the Bank entered into an employment agreement with James
B. Kimsey to employ Mr. Kimsey as the President and Chief Executive Officer of the Bank for an initial term of three years (sometimes referred to herein as the "Kimsey Employment Agreement"). The term shall be automatically extended for an additional year at the end of each year during the term of the Kimsey Employment Agreement unless either party shall have served written notice upon the other party of its intention that the agreement will not be extended at least six months before the date on which the agreement would have been automatically extended for an additional year. As President and Chief Executive Officer, Mr. Kimsey shall receive from the Bank a compensation package equal to $150,000 which shall include an annual base salary and employee benefits. The annual base salary shall be paid by the Bank in equal periodic installments. Thereafter, his salary will be reviewed by the Board of Directors of the Bank annually and Mr. Kimsey will be entitled to receive annually an increase (but in no event a decrease) in such amount as may be determined by the Board of Directors of the Bank.

     Mr. Kimsey is entitled to incentive compensation based on the terms of any bonus and incentive plans that have been approved by the Board of Directors which shall be based on meeting or exceeding the attainment of certain business goals to be established by the Board. No incentive bonus shall be paid without the prior approval of the Georgia Department of Banking and Finance.

     Mr. Kimsey shall also be provided with health, life, and disability insurance, retirement benefits, membership in social, professional, and civic clubs, a car allowance and such other benefits as may be provided by the Board of Directors and selected by Mr. Kimsey. He will be entitled to reimbursement for reasonable business expenses incurred by him in the performance of his duties for the Bank as approved from time to time by the Board of Directors.

     During 2001, Mr. Kimsey was granted incentive stock options with a duration of ten (10) years to Mr. Kimsey to purchase 22,500 of the Common Stock of the Bank at a per share exercise price equal to ten dollars ($10.00). The stock option plan provides: (1) that the options will not be transferable; (2) that in the event that the Bank's capital falls below the minimum requirements, as determined by the Department or the FDIC, the FDIC shall be allowed to direct the Bank to require Mr. Kimsey to exercise or forfeit his rights under the plan; and that (3) after termination as an active officer, employee or director, Mr. Kimsey's stock options under the plan must be exercised or shall expire within ninety days after his termination as an active officer, employee or director.

     Commencing on the date of grant and on each subsequent anniversary, the options shall vest at the rate of twenty percent (20%) per year. Mr. Kimsey's stock option agreement provides that the vesting period for the options shall be shortened to three years in the event of a change in control of the Bank as shall be defined in the stock option agreement and shall fully vest upon the termination of Mr. Kimsey without cause as shall be defined in the agreement or upon his death or total disability as shall be defined in the agreement.

     If the Kimsey Employment Agreement is terminated for cause, Mr. Kimsey will be entitled only to his salary and other amounts due to him from the Bank through the date of termination. If Mr. Kimsey's employment is terminated without cause, he shall be paid severance compensation in an amount equal to his annual base salary then in effect and any other amounts owing to him by the Bank at the time of termination. The severance package shall be paid over a 12-month period in installments and intervals as if he had remained employed.

     In the event of a change in control of the Bank, and, if as a result, Mr. Kimsey is terminated, except for cause, or he has a detrimental change in duties or salary as shall be defined in the Kimsey Employment Agreement, then he shall receive a severance package equal to 150% of his annual base salary then in effect and any other amounts owing to him at the time of such termination date. This amount shall be paid in a lump sum within 14 days following the date of his termination or resignation.

     Upon Mr. Kimsey's termination by reason of death, the Kimsey Employment Agreement provides that Mr. Kimsey's estate shall be paid the amounts due to him at the time of his death. Upon Mr. Kimsey's termination as a result of total disability, as defined in the Kimsey Employment Agreement, the Kimsey

Employment Agreement may provide that, after a period of disability of 120 days in any consecutive 12-month period, his compensation may be terminated, and he would be paid in accordance with any long-term disability plan that the Bank may have in effect at that time. However, the Bank may provide disability insurance to cover Mr. Kimsey during any part of such disability and the Bank's obligations for the executive compensation for such period shall be reduced by the amount of any insurance proceeds.

     The Kimsey Employment Agreement provides that in the event of Mr. Kimsey's termination from employment by the Bank, Mr. Kimsey will not work for a competing banking business at any location within Coweta County for a period of twelve (12) months. The Kimsey Employment Agreement also restricts Mr. Kimsey from soliciting customers within such area for a period of 12 months following his termination and it restricts him from soliciting employees during such 12-month period. The Kimsey Employment Agreement also has provisions protecting the Bank's interest in its confidential and proprietary information.

DIRECTOR COMPENSATION

     Directors of the Company and the Bank receive no monetary compensation. All directors of the Bank who contributed seed money, however, were granted warrants to purchase the number of shares of the Bank's common stock equal to the amount of seed money contributed by such director divided by ten. A total of 40,000 warrants were granted to directors, all dated December 21, 1999. Each warrant granted the holder the right to purchase one share of the Bank's common stock for $10. The warrants were assumed by the Company when the Bank reorganized into a holding company structure. They expire in 2010 and vest 33 1/3% at the end of the first, second and third anniversary of the grant date.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Mauldin & Jenkins, LLC served as the Company's independent public accountants for the fiscal year ended December 31, 2001, and has been reappointed by the Board of Directors to serve in that capacity for the 2002 fiscal year. The Company has been advised that no member of Mauldin & Jenkins, LLC or any of its associates have any financial interest in the Company or the Bank. A representative of Mauldin & Jenkins, LLC will be available at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

     Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of Mauldin & Jenkins, LLC, the appointment of the independent auditors will be reconsidered by the Board of Directors. Even if the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2002 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

AUDIT FEES

     Fees billed to the Company by Mauldin & Jenkins, LLC during 2001 for professional services rendered for the audit of the Company's consolidated annual financial statements for the fiscal year ended December 31, 2001, and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were $25,050. The Audit Committee of the Board of Directors of the Company has considered whether the providing of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Mauldin & Jenkins, LLC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed by Mauldin & Jenkins, LLC for professional services rendered during the fiscal year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees billed by Mauldin & Jenkins, LLC for professional services rendered during the fiscal year ended December 31, 2001, other than as stated above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" were $24,996. These include fees paid in connection with accounting guidance, tax services, and registration statements. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Mauldin & Jenkins, LLC.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MAULDIN & JENKINS, LLC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                              VOTING REQUIREMENTS

     Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

     With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by the affirmative vote of a majority of the shares represented at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors. With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

     If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR the ratification of the appointment of Mauldin & Jenkins, LLC as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 2003 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company no later than January 1, 2003. Any such proposal must comply in all respects with the rules and regulations of the Commission.

     For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the Company's Year 2003 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 17, 2003, and advises shareholders in the Year 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 17, 2003. Notices of intention to present proposals at the Year 2003 Annual Meeting should be addressed to Karen P. Duffey, Secretary, Newnan Coweta Bancshares, Inc., 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263.

                          ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB accompanies this Proxy Statement. The Annual Report on Form 10-KSB includes financial statements and any financial statement schedules, as filed with the Commission. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Newnan Coweta Bancshares, Inc., 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263, Attention: Karen P. Duffey. If the person requesting exhibits to Form 10-KSB was not a shareholder of record on April 12, 2001, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the Commission. Shareholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Shareholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C., at prescribed rates. The Commission maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

                                          By Order of the Board of Directors

                                          JAMES B. KIMSEY
                                          President and Chief Executive Officer
Newnan, Georgia
April 29, 2002

                                   APPENDIX A
               AUDIT COMMITTEE CHARTER FOR THE BOARD OF DIRECTORS
                                       OF
                         NEWNAN COWETA BANCSHARES, INC.

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Company's independent auditors and internal auditing department.

     - Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent director", as defined by the rules of the National Association of Securities Dealers, Inc. ("NASD"). Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including, but not limited to, the Company's balance sheet, income statement, and cash flow statement or will become able to read and understand said financial statements within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     One director, who is not an "independent director", as defined by the rules of NASD, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement after such determination, the nature of the relationship and the reasons for that determination.

     The members of the Audit Committee and its Chairperson shall be designated by the Board of Directors at the annual organizational meeting of the Board.

III.  MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent auditors and management quarterly to review the Company's financials consistent with IV.A.4. below.

IV.  RESPONSIBILITIES AND DUTIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and shareholders of the Company that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of a high quality.

     To fulfill its responsibilities and duties the Audit Committee shall:

  A.  DOCUMENTS/REPORTS REVIEW

        1. Review and update this Charter, at least annually and more frequently as conditions dictate.

        2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

        3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

        4. Review with financial management and the independent auditors the 10-Q or 10-K (or corresponding forms for so long as the Company is a small business issuer) prior to its filing or prior to the release of earnings. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  B.  INDEPENDENT AUDITORS

        1. Since the outside auditors have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of shareholders, and these shareholder representatives have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor, the Audit Committee shall recommend to the Board of Directors the selection of the independent auditors, shall review their performance and shall recommend to the Board of Directors any proposed discharge of the independent auditors where circumstances warrant.

        2. Ensure that the Audit Committee receives from the independent auditor a formal written statement that delineates all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1 and receives from the independent auditor the written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented.

        3. Actively engage in a dialogue with the auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the auditor. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

        4. Approve the fees and other compensation to be paid to the independent auditors.

        5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

        6. Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec. 380), as may be modified or supplemented.

  C.  FINANCIAL REPORTING PROCESSES

        1. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

        2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

        4. Review the Company's quarterly and annual financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to any governmental body or the public.

        5. Review with the independent auditors and the Company's counsel, compliance matters and any legal or regulatory matter that could have a significant impact on the Company's financial statements.

        6. Report Audit Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

        7.  Prepare a report for including in the Company's proxy statement.

  D.  OVERSIGHT OF AUDIT PROCESS

        1. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, to review such audit, including any comments or recommendations of the independent auditors.

        2. Review with the independent auditors, the Company's internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

        3. Review the internal audit function of the Company including the independence and authority of its reporting obligations.

        4. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

        5. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

  E.  PROCESS IMPROVEMENT

        1. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        2. Review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

        3. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee).

                           (Newnan Coweta Bank Logo)

                                   PROXY CARD
                                REVOCABLE PROXY
                         NEWNAN COWETA BANCSHARES, INC.
                                NEWNAN, GEORGIA

     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2002.

     The undersigned hereby appoints James B. Kimsey and Ann B. Bledsoe, or either of them, with individual power of substitution, proxies to vote all shares of Common Stock of Newnan Coweta Bancshares, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, May 29, 2002, beginning at 7:30 a.m. local time, and at any adjournment or postponement thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF ELECTION OF THE SEVEN (7) DIRECTORS, THE RATIFICATION OF MAULDIN & JENKINS, LLC AS THE COMPANY'S INDEPENDENT AUDITOR, AND ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF:

          1. The seven (7) directors listed below:

                                                               WITHHOLD
NAME/CLASS                             FOR        AGAINST     AUTHORITY
----------                             ---        -------     ---------
Joe S. Crain, Jr./I                    [ ]          [ ]          [ ]
Otis F. Jones, III/I                   [ ]          [ ]          [ ]
James B. Kimsey/I                      [ ]          [ ]          [ ]
Melvin Samuels/I                       [ ]          [ ]          [ ]
Dennis H. McDowell, II/I               [ ]          [ ]          [ ]
Robert E. Cordle, Jr./II               [ ]          [ ]          [ ]
Jennifer J. Thomasson/III              [ ]          [ ]          [ ]

          2. The ratification of Mauldin & Jenkins, LLC as the Company's independent auditor:

             [ ] For             [ ] Against             [ ] Abstain

          3. Such other business as may properly come before the Annual Meeting of Shareholders in accordance with the recommendations of the Board of
     Directors:

             [ ] For             [ ] Against             [ ] Abstain

     Please mark, sign below, date and return this proxy promptly in the envelope furnished. Alternatively, you may fax this Proxy Card to Karen P. Duffey at (770) 683-6235. Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated:                   , 2002.

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature if held jointly

                                                  ------------------------------
                                                  Please print or type name(s)
                                                  as it
                                                  appears on stock certificate

                                                  ------------------------------
                                                  Number of shares voted

[ ] PLEASE MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDER MEETING IN PERSON.

                       Please Return This Proxy Card to:

                         NEWNAN COWETA BANCSHARES, INC.
                           ATTENTION: KAREN P. DUFFEY
                                 P.O. BOX 71699
                             NEWNAN, GEORGIA 30271

     Please make sure to have your proxy card postmarked by May 22, 2002 to ensure that it is received in time to be counted.

                         WE URGE YOU TO GRANT A PROXY.
           YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign, date, and return the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than May 21, 2002. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.